Exhibit 10.33
Slate Capital LLC
c/o Risk Finance Division
180 Maiden Lane, 19th Floor
New York, NY 10038
November 9, 2010
Imperial Holdings, LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, Florida 33487
Re: Consent Letter Regarding S-1 Registration Statement and Related Exhibits
Subject to our receipt of your signature below, notwithstanding the confidentiality and/or consent provisions in the structured settlement receivables purchase program documents entered into between us and certain of your affiliates on February 1, 2010, as amended or modified, we hereby consent to the descriptions of us, and the descriptions of our structured settlement transaction, each as set forth in the Form S-1 Registration Statement provided to us by way of that certain November 8, 2010, 5:04 p.m. (Eastern) e-mail from Michael Kirwan (the “Proposed Registration Statement”).
This Consent Letter applies only with respect to the Proposed Registration Statement and not to any prior subsequent or modified version thereof or any other document or disclosure, which, for the avoidance of doubt, to the extent such version modifies the description of us or the description of our structured settlements, would require a separate Consent Letter, to be provided or withheld in our sole and absolute discretion. Furthermore, for the avoidance of doubt, this Consent Letter is provided by us and does not purport to provide any consent that may be required from or with respect to any other party.
By signing below:
1.	You represent, warrant and covenant that you (a) have consulted with appropriate professional advisors, such as your independent accountants, tax advisors and/or attorneys, regarding the appropriate accounting, tax and legal requirements (including disclosure requirements) regarding the Registration Statement and any exhibits thereto and (b) have made all relevant documents and information available to such advisors.

2.	you acknowledge that, and represent and warrant that you understand that, (a) neither we nor any of our affiliates, nor any of our or their respective officers, directors, employees, agents or representatives (collectively, “Representatives”), have provided you or your advisors with any accounting, tax, legal or other professional advice (including disclosure advice) and (b) you have not, and you have not authorized or directed your advisors or representatives to, rely upon any such advice from any such party, and

Imperial Holdings, LLC
November 9, 2010

3.	you agree to, on an after-tax basis and as such amounts are incurred, defend, indemnify and hold harmless us and our affiliates, and our and their respective Representatives, successors and assigns (each, an “Indemnified Party”), against any and all liability, loss, damage or expense, including without limitation attorney’s fees and expenses (collectively, “Losses”), incurred by any such Indemnified Party in connection with any investigation, inquiry, action, suit, demand or claim for sums of money brought or made against any such Indemnified Party relating to the Proposed Registration Statement or any supplement or amendment thereto, for any actual or alleged violations of state or federal securities laws with respect to any untrue statement or alleged untrue statement of a material fact contained in the Proposed Registration Statement or any supplement or amendment thereto or any omission or alleged omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and

4.	you agree that if for any reason the indemnification provided for above is unavailable or is insufficient to hold an Indemnified Party harmless, then you shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the indemnifying party, on the other hand, but also the relative fault of such indemnified party, on the one hand, and the Indemnifying Party, on the other hand, as well as any other relevant equitable considerations.
We hereby consent to the filing of this Consent Letter as an exhibit to the Proposed Registration Statement. In delivering this Consent Letter, we do not hereby admit that it comes within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules or regulations of the Securities and Exchange Commission promulgated thereunder. In giving this Consent Letter, we are not assuming any responsibility for the accuracy or completeness of the Proposed Registration Statement.
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Imperial Holdings, LLC
November 9, 2010

SLATE CAPITAL LLC
By:	/s/ Martin H. Scherzer
	Name:	Martin H. Scherzer
	Title:	EVP

ACKNOWLEDGE AND AGREED: IMPERIAL HOLDINGS, LLC
By:	/s/ Jonathan Neuman
	Name:	Jonathan Neuman
	Title:	President